Exhibit 10.2

FIRST AMENDMENT TO CONSULTING AGREEMENT

This First Amendment to Consulting Agreement (“Amendment”) is entered into as of the 16th day of December, 2010, by JMP Fam Holdings Inc. (“Consultco”) and API Technologies Corp. (the “Company”) and is acknowledged and agreed to by Jonathan Pollack, and shall be deemed effective as of September 4, 2010. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Consulting Agreement.

WITNESSETH:

WHEREAS, Consultco and the Company are parties to a Consulting Agreement dated as of September 4, 2009 (the “Consulting Agreement”), under which Pollack has agreed to be bound;

WHEREAS, the Consulting Agreement may be renewed by mutual agreement of the parties and the parties desire to extend the term of the Consulting Agreement.

NOW, THEREFORE, the parties hereto mutually agree to the following:

1. Extension of Term. The Term of the Agreement is hereby extended to September 3, 2011, which Term is renewable by mutual agreement of the parties. The Consultco acknowledges that there will be no additional continuation or extension of the Term of the Agreement without the written agreement of the Company.

2. Ratification of Agreement. Except as amended and modified hereby, the Consulting Agreement shall be and remain unchanged and in full force and effect in accordance with its terms and is hereby ratified and confirmed hereunder.

3. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered will be treated as an original, but all of which will together constitute one and the same instrument. Any such counterpart that may be delivered by facsimile transmission or PDF will be deemed the equivalent of an originally signed counterpart.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

API TECHNOLOGIES CORP.

By:	/s/ Phillip DeZwirek
Phillip DeZwirek
Chairman and CEO

JMP FAM HOLDINGS INC.

By:	/s/ Jonathan Pollack
Jonathan Pollack, President

/s/ Jonathan Pollack
Jonathan Pollack